Business Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Acquisitions
BUSINESS ACQUISITIONS

ITC

On October 14, 2016, Fortis and GIC acquired all of the outstanding common shares of ITC for an aggregate purchase price of approximately US$11.8 billion ($15.7 billion) on closing, including approximately US$4.8 billion ($6.3 billion) of ITC consolidated indebtedness. ITC is now a subsidiary of Fortis, with an affiliate of GIC owning a 19.9% minority interest in ITC.

Under the terms of the transaction, ITC shareholders received US$22.57 in cash and 0.7520 of a Fortis common share per ITC share, representing total consideration of approximately US$7.0 billion ($9.4 billion). The net cash consideration totalled approximately US$3.5 billion ($4.7 billion) and was financed using: (i) net proceeds from the issuance of US$2.0 billion unsecured notes in October 2016 (Note 14); (ii) net proceeds from GIC’s US$1.228 billion minority investment (Note 21), which includes a shareholder note of US$199 million (Note 14); and (iii) drawings of approximately US$404 million ($535 million) under the Corporation’s non-revolving term senior unsecured equity bridge credit facility (Note 32). On October 14, 2016, approximately 114.4 million common shares of Fortis were issued to shareholders of ITC, representing share consideration of approximately US$3.5 billion ($4.7 billion), based on the closing price for Fortis common shares of $40.96 and the closing foreign exchange rate of US$1.00=CAD$1.32 on October 13, 2016 (Note 17). The financing of the acquisition was structured to allow Fortis to maintain investment-grade credit ratings.

ITC is the largest independent electric transmission company in the United States. Based in Novi, Michigan, ITC invests in the electrical transmission grid to improve reliability, expand access to markets, allow new generating resources to interconnect to its transmission systems and lower the overall cost of delivered energy. Through its regulated operating subsidiaries ITCTransmission, METC, ITC Midwest and ITC Great Plains, ITC owns and operates high-voltage transmission lines serving a combined peak load exceeding 26,000 MW along approximately 25,000 kilometres in Michigan’s lower peninsula and portions of Iowa, Minnesota, Illinois, Missouri, Kansas and Oklahoma that transmit electricity from approximately 570 generating stations to local distribution facilities connected to ITC’s systems.

Each of the ITC regulated operating subsidiaries is an electric transmission utility subject to rate regulation by FERC (Note 2). The determination of revenue and earnings is based on regulated rates of return that are applied to historic values, which do not change with a change of ownership. Therefore, with the exception of a fair market value adjustment for long-term debt at the ITC parent company level outside of regulated operations, which debt does not form part of the rate-making process, along with the related impact on deferred income taxes, no other fair market value adjustments to ITC’s assets and liabilities have been recognized because all of the economic benefits and obligations associated with regulated assets and liabilities beyond regulated rates of return accrue to ITC’s customers.

The following table summarizes the preliminary allocation of the purchase consideration to the assets and liabilities acquired as at October 14, 2016 based on their fair values, using an exchange rate of US$1.00=$CAD$1.32. The purchase price allocation is preliminary pending final assessment of fair value estimates, income taxes, consideration transferred, and identification of assets and liabilities.

27. BUSINESS ACQUISITIONS (cont’d)

ITC (cont’d)

(in millions)	Total

Share consideration	$4,684
Cash consideration	4,658
Total consideration	$9,342

Purchase consideration for 80.1% of ITC common shares	$7,721
19.9% minority shareholder investment and shareholder note (Notes 14 and 21)	1,621
$9,342

Fair value assigned to net assets:
Current assets	$319
Long-term regulatory assets	319
Utility capital assets	8,345
Intangible assets	392
Other long-term assets	71
Current liabilities	(625)
Assumed short-term borrowings	(311)
Assumed long-term debt (including current portion)	(5,989)
Long-term regulatory liabilities	(327)
Deferred income taxes	(926)
Other long-term liabilities	(166)
1,102
Cash and cash equivalents	134
Fair value of net assets acquired	1,236
Goodwill (Note 12)	$8,106

The acquisition has been accounted for using the acquisition method, whereby financial results of the business acquired have been consolidated in the financial statements of Fortis commencing on October 14, 2016.

Acquisition-related expenses totalled approximately $118 million ($90 million after tax) in 2016 (2015 - $10 million ($7 million after tax)). Acquisition-related expenses included: (i) investment banking, legal, consulting and other fees totalling approximately $79 million ($62 million after tax) in 2016 (2015 - $10 million ($7 million after tax)), which were included in operating expenses; and (ii) fees associated with the Corporation’s acquisition credit facilities and deal-contingent interest rate swap contracts totalling approximately $39 million ($28 million after tax) in 2016 (2015 - nil), which were included in finance charges (Note 24). From the date of acquisition, ITC also recognized US$21 million ($27 million) in after-tax expenses associated with the accelerated vesting of the Company’s stock-based compensation awards as a result of the acquisition, of which the Corporation’s share was US$17 million ($22 million).

Supplemental Pro Forma Data
The unaudited pro forma financial information below gives effect to the acquisition of ITC as if the transaction had occurred at the beginning of 2015. This pro forma data is presented for information purposes only, and does not necessarily represent the results that would have occurred had the acquisition taken place at the beginning of 2015, nor is it necessarily indicative of the results that may be expected in future periods.

(in millions)	2016	2015
Pro forma revenue	$7,995	$8,093
Pro forma net earnings attributable to common equity shareholders (1)	919	937

(1)
Pro forma net earnings attributable to common equity shareholders exclude all after-tax acquisition-related expenses incurred by ITC and the Corporation. A pro forma adjustment has been made to net earnings for the years presented to reflect the Corporation’s after‑tax financing costs associated with the acquisition.

27. BUSINESS ACQUISITIONS (cont’d)

AITKEN CREEK

On April 1, 2016, Fortis acquired ACGS from Chevron Canada Properties Ltd. for approximately $349 million (US$266 million), plus the cost of working gas inventory. The net cash purchase price was initially financed through US dollar-denominated borrowings under the Corporation’s committed revolving credit facility. In December 2015 the Corporation paid a deposit of $38 million (US$29 million) as part of the purchase consideration for the transaction (Note 9).

ACGS owns 93.8% of Aitken Creek, with the remaining share owned by BP Canada Energy Company. Aitken Creek is the only underground natural gas storage facility in British Columbia and has a total working gas capacity of 77 billion cubic feet. The facility is an integral part of western Canada’s natural gas transmission network. ACGS also owns 100% of the North Aitken Creek gas storage site which offers future expansion potential.

The preliminary allocation of purchase consideration to the assets and liabilities acquired as at April 1, 2016, based on their fair values, resulted in the recognition of approximately $27 million in goodwill, which is associated with deferred income tax liabilities. The purchase price allocation is preliminary pending final assessment of deferred income tax liabilities and working capital. The acquisition has been accounted for using the acquisition method, whereby financial results of the business acquired have been consolidated in the financial statements of Fortis commencing on April 1, 2016.